Exhibit 99.1

 [LOGO OMITTED]
ATX Communications, Inc


FOR IMMEDIATE RELEASE
---------------------

                  ATX COMMUNICATIONS, INC. ANNOUNCES FINANCIAL
                RESULTS FOR THE QUARTER ENDED SEPTEMBER 30, 2003

Bala Cynwyd, PA (November 19, 2003) - ATX Communications, Inc. ("ATX" or the "Company") (OTCBB: COMM), which, through its subsidiaries, is an integrated communications provider, today announced its consolidated operating results for the quarter ended September 30, 2003.

                              OPERATING HIGHLIGHTS

Subscriber data
ATX had the following subscribers as of September 30, 2003:

-------------------------------------------------- ---------------------------
Business Local Access Lines                                 248,800
-------------------------------------------------- ---------------------------
Residential Local Access Lines                               42,800
-------------------------------------------------- ---------------------------
Toll-related Access Line Equivalents                        523,000
-------------------------------------------------- ---------------------------
Internet Subscribers                                        254,800
-------------------------------------------------- ---------------------------
Other Data Customers (1)                                     37,700
-------------------------------------------------- ---------------------------
(1) Other data customers included Point-to-point Data, Frame Relay, Web Development, Web Hosting, E-commerce, Co-location, and other related customers.

Revenue Breakdown

ATX's revenues for the quarter ended September 30, 2003 were attributable to the following service categories:

                                                            Q3 2003
                                                   ---------------------------
Local Exchange Services                                      32.7%
Internet, Data and Web-related Services                      30.0%
Toll-related Telephony Services                              26.2%
Other Revenue(1)                                             11.1%
                                                   ---------------------------
     Total                                                   100%
                                                   ===========================

(1) Other includes carrier access billing, reciprocal compensation, wireless, paging, and information services.

Other Initiatives

ATX has completed numerous operational initiatives, including the establishment of many representative customer relationships and other key advancements, including:

o Public Financial Management, a leading independent financial advisory firm with more than 20 offices nationwide, has continuously been ranked by Securities Data Corporation (SDC) as one of the nation's leading financial advisors. Recently, ATX extended its relationship with Public Financial Management for the fourth consecutive term as the company's telecommunications provider of choice. ATX will continue to provide PFM with its ATX CoreConnectSM solution for frame relay, data redundancy, and business continuity, along with local exchange and inter-exchange carrier services.

o     The  Diocese  of   Pittsburgh,   serving  six  counties  in   southwestern
      Pennsylvania, is utilizing ATX SmartPackSM to consolidate its local exchange and inter-exchange carrier services.

o AAA - Ohio, is the Ohio chapter of the nationwide federation of AAA, serving 870,000 members throughout the state with travel, insurance, financial and auto-related services. The Company's Consumer Strategic Alliance Organization has signed a three-year partnership agreement with AAA - Ohio to provide Internet and local exchange carrier services to support the organization's 1,000 employees in 36 offices in Ohio.

o Lourdes Health Systems, one of South Jersey's premier health and hospital systems for over 50 years, recently selected ATX for its voice services. ATX is providing ATX CoreConnectSM PRI at two of Lourdes' facilities and ATX SmartPackSM at 15 of its other locations for local exchange and inter-exchange carrier services to all areas of the system's network.

o Interstate Gas Supply, one of the largest independent natural gas suppliers in the Midwestern U.S. with more than 500,000 customers, recently became an ATX customer. ATX is providing two ATX CoreConnectSM PRI circuits for inter-exchange carrier services at both of Interstate's Columbus, OH locations. Also ATX is supplying the company with a high bandwidth (T1) dedicated Internet connection and 12 ATX SmartPackSM lines to integrate inter-exchange and local exchange carrier services.

o Monstermoving, a marketing extension of Monster.com offering online access to moving-related services and relocation tools, has expanded its successful local exchange carrier services Partner Program with the Company's Commercial Strategic Alliance Organization to include the offering of Internet access services nationwide to Monstermoving members.

o Frankford Hospitals, an ATX customer since 1999, is celebrating 100 years of serving the health care needs of the Northeast Philadelphia community. Frankford Hospitals is now integrating its local exchange and inter-exchange carrier services with the Company's CoreConnectSM Preferred solution at five locations in Philadelphia and CoreConnectSM PRI at a sixth location.

o Freehold Borough Schools, headquartered in Freehold, NJ, has been an ATX customer for over two years. ATX is now providing web development and web hosting services for the Borough, recently building a content management application for the web site which allows members of Freehold's different schools to login and update school calendars and the principals' newsletters without any programming knowledge required.

o     Access  Worldwide,  a leading marketing company that provides a variety of sales, education, and communication services to the pharmaceutical, manufacturing, telecommunication, insurance, financial, and consumer industries, has been an ATX customer since 2001. ATX is now consolidating Access' local exchange and inter-exchange carrier services with its ATX CoreConnectSM integrated solution delivered over ten dedicated T1 facilities at the customer's Arlington, VA location and two additional T1s at the Hyattesville, MD location.

o Technology Portals, one of the leading developers of touch screen information kiosks found in welcome centers, convention centers and visitor's bureaus nationwide, recently enhanced its relationship with ATX. Technology Portals has connected 27 remote kiosks to the host location in Havertown, PA through an ATX frame relay solution, providing all sites with real time web access.

o NJN Publishing, a subsidiary of Newhouse Publishing, is utilizing ATX CoreConnectSM PRI for local exchange and inter-exchange carrier services for six locations. ATX is also providing seven Private Lines for data transmissions between all offices with most terminating back to NJN's main office in Somerville, NJ. Additionally, ATX is providing the Flemington, NJ location with a high bandwidth (T1) connection for Internet service.

o Susquehanna University, an undergraduate university located in the Susquehanna Valley of Central Pennsylvania, is utilizing ATX inter-exchange carrier services. University staff members are also utilizing ATX calling card services for remote business calling while traveling.

OTHER DEVELOPMENTS

Announcement of Hiring of Credit Suisse First Boston

On July 2, 2003, ATX announced that it had engaged Credit Suisse First Boston LLC as an advisor in connection with the Company's ongoing review of the Company's strategic alternatives. As indicated in the Company's quarterly report filed on Form 10-Q, the Company is in the process of seeking and considering strategic alternatives in order to reduce its overall indebtedness, including amounts under the senior secured credit facility. Such strategic alternatives may include, among other things, debt or equity financings or refinancings, recapitalizations, restructurings, mergers and acquisitions, other transactions or bankruptcy. It is likely that any of such transactions, if implemented, would result in material dilution to our stockholders or possibly the elimination of any recovery to common stockholders.


                                FINANCIAL RESULTS
                            ATX Communications, Inc.
                      Consolidated Statement of Operations
                                   (Unaudited)

                                                  Three Months Ended September 30,
                                                    2003                  2002
                                              ------------           ------------
Revenues                                      $ 68,632,000           $ 73,422,000

Costs and expenses
Operating                                       46,546,000             47,927,000
Selling, general and administrative             22,355,000             18,512,000
                                              ------------           ------------
  EBITDA before corporate                         (269,000)             6,983,000

Corporate                                        1,528,000              1,930,000
Recapitalization costs                                --                  373,000
Other costs                                        127,000                   --
Depreciation                                     3,941,000              8,895,000
Amortization                                          --                   84,000
                                              ------------           ------------
                                                74,497,000             77,721,000
                                              ------------           ------------
Operating loss                                  (5,865,000)            (4,299,000)

Other income (expense)
Interest income and other, net                     (78,000)               115,000
Interest expense                                (5,758,000)            (4,503,000)
                                              ------------           ------------
Loss before income taxes                       (11,701,000)            (8,687,000)
Income tax benefit                                    --                   92,000
                                              ------------           ------------
Net loss                                      $(11,701,000)          $ (8,595,000)
                                              ============           ============

Basic and diluted net loss per share          $      (0.39)          $      (0.29)
                                              ============           ============

Weighted average number of shares               29,963,000             29,667,000
                                              ============           ============



(1) EBITDA (as defined) is a non-GAAP financial measure that is provided because it is commonly used in the communications industry to measure operating performance. EBITDA (as defined by the Company) is defined as net loss before income taxes, interest expense, interest income, depreciation and amortization, other costs, recapitalization costs, and corporate expense (where indicated). The Company believes that EBITDA (as defined) is useful because it illustrates the Company's operating income before various non-cash charges, expenses related to non-recurring or reorganization events, and expenses for activities that are corporate in nature and, therefore, are not directly related to the operations of the Company's subsidiaries. EBITDA (as defined) should not be construed as an alternative to operating income or cash flows from operating activities, both of which are determined in accordance with generally accepted accounting principles, or as a measure of liquidity. Because it is not calculated under generally accepted accounting principles, the Company's EBITDA (as defined) may not be comparable to similarly titled measures used by other companies. Please refer to the Company's annual and quarterly reports filed on Forms 10-K and 10-Q, respectively, with the Securities and Exchange Commission for additional information concerning the Company's results of operations, cash flows and liquidity.

                         DISCUSSION OF OPERATING RESULTS

Three Months Ended September 30, 2003 and 2002

The decrease in revenues to $68,632,000 from $73,422,000 is attributable to a decrease in other revenue, local exchange services and Internet access services revenue partially offset by an increase in toll-related telephony services revenue.

Operating costs include direct cost of sales, network costs and salaries and related expenses of network personnel. Operating costs decreased to $46,546,000 from $47,927,000 due to a decrease in our revenues.

Selling, general and administrative expenses increased to $22,355,000 from $18,512,000 due to increased payroll costs and professional fees and an increase in our allowance for doubtful accounts relating to charges to a company that filed for protection under bankruptcy.

Corporate expenses include the costs of some of our officers and corporate staff, the costs of operating the corporate office and costs incurred for strategic planning and evaluation of business opportunities. Corporate expenses decreased to $1,528,000 from $1,930,000 due to decreases in payroll partially offset by increased costs incurred for strategic planning and other corporate activities.

During the three months ended September 30, 2002, we incurred additional costs of $373,000 in connection with our recapitalization, which consisted primarily of employee incentives, legal fees, accounting fees and printing fees.

During the three months ended September 30, 2003, we incurred other costs of $127,000, which consisted of charges related to the termination of a facility lease obligation of $1,584,000 net of gains totaling $1,457,000 related to the collection of notes receivable and the settlement of certain legal matters.

Depreciation expense decreased to $3,941,000 from $8,895,000 primarily as a result of the reduction in the carrying value of our fixed assets during the fourth quarter of 2002 as determined by fair value analysis performed in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

Amortization expense, other than amortization associated with deferred financing costs, has been eliminated in 2003 due to the reduction in the carrying value of our intangible assets to zero as determined by a fair value analysis performed on October 1, 2002 in accordance with SFAS No. 144.

Interest expense and other increased to $5,758,000 from $4,503,000 primarily due to the effect of an increase in the effective interest rate on our senior secured credit facility. The effective interest rate on our senior secured credit facility during the three months ended September 30, 2003 and 2002 was 9.50% and 6.75%, respectively.

The income tax benefit of $92,000 during 2002 is from state and local income tax refunds.

About ATX
Tracking its roots back to 1985, ATX Communications, Inc. is a holding company which, through various wholly-owned subsidiaries, is a facilities-based integrated communications provider offering local exchange carrier and inter-exchange carrier telephone, Internet, e-business, high-speed data, and wireless services to business and residential customers in targeted markets throughout the Mid-Atlantic and Midwest regions of the United States. Through its various subsidiaries, ATX currently serves more than 300,000 business and residential customers. For more information about ATX, please visit www.atx.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
- Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, the words, "believe," "anticipate," "plan," "will," "expects," "projects," "positioned," "strategy," "targeted" and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by such forward-looking statements. Such factors include, without limitation, the following: the ability of the Company to obtain trade credit and shipments and terms with vendors and service providers for current orders; the Company's ability to maintain contracts that are critical to its operations; the ability to remain in compliance with all required ratios and covenants contained in agreements governing its outstanding indebtedness; the Company's ability to identify or implement one or more strategic alternatives to reduce the Company's indebtedness; the ability of the Company to generate sufficient cash to fund its interest and principal payments when such payments become due; potential adverse developments with respect to the Company's liquidity or results of operations; the ability to fund and execute its business plan; the ability of the Company to avoid bankruptcy; the ability of the Company to continue as a going concern; potential adverse developments resulting from litigation; the ability to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; general economic and business conditions; technological developments; the Company's ability to continue to design networks, install facilities, obtain and maintain any required governmental licenses or approvals and finance construction and development, all in a timely manner at reasonable costs and on satisfactory terms and conditions; assumptions about customer acceptance, churn rates, overall market penetration and competition from providers of alternative services; the impact of restructuring and integration actions; the impact of new business opportunities requiring significant up-front investment; interest rate fluctuations and availability, terms and deployment of capital. The Company assumes no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.

For further information, please contact Winston Black, Director - Corporate Development at (212) 509-4166.

                                       ###